UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2024
WILLSCOT MOBILE MINI HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-37552	82-3430194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4646 E Van Buren St., Suite 400
Phoenix, Arizona 85008

(Address, including zip code, of principal executive offices)

(480) 894-6311
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	WSC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of         1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

WillScot Mobile Mini Holdings Corp. (the "Company") is filing this Current Report on Form 8-K (the "Form 8-K") to reflect changes to the segment reporting in the Company’s financial information as set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 (the "2023 Annual Report on Form 10-K"), as filed with the Securities and Exchange Commission ("SEC") on February 20, 2024. As previously disclosed in the Quarterly Report on Form 10-Q for the period ended March 31, 2024 (as filed with the SEC on May 2, 2024), effective January 2024, the Company completed the unification of its go-to market structure by integrating its modular and storage divisions under a single leadership team organized by geography, achieving local product unification within each metropolitan statistical area and the ability to consistently deliver its portfolio of solutions to its entire customer base. In connection with this change in operating model, the Company realigned the composition of its operating and reportable segments to reflect how its Chief Operating Decision Maker reviews financial information to allocate resources to and assess performance of the segments. As a result, the Company concluded that its two operating segments (US and Other North America) are aggregated into one reportable segment as the operating segments share similar economic characteristics (e.g., comparable gross margins and comparable adjusted earnings before interest, taxes, depreciation and amortization margins) and similar qualitative characteristics as the operating segments offer similar products and services to similar customers, use similar methods to distribute products and are subject to similar competitive risks.

Exhibit 99.1 sets forth, and incorporated herein by reference are, Items 7 and 8 of the Company’s 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023. This Current Report does not reflect events occurring after the February 20, 2024 filing date of the 2023 Annual Report on Form 10-K and does not modify or update the disclosures therein except to present the above changes. More current information is contained in the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2024 (the “Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2023 Annual Report on Form 10-K, the Form 10-Q, and any other documents the Company has filed with the SEC subsequent to February 20, 2024 (the “Other Documents”). The Form 10-Q and the Other Documents contain information regarding events, developments and updates to certain expectations of the Company that have occurred since the filing of the 2023 Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
23.1	Consent of Ernst & Young LLP
99.1	Updates to the Company's Annual Report on Form 10-K for the year ended December 31, 2023.
Part II. Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8 Financial Statements and Supplementary Data
101	Inline XBRL Document Set for the consolidated financial statements and accompanying notes in Part II, Item 8, "Financial Statements and Supplementary Data"
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WillScot Mobile Mini Holdings Corp.

Dated: May 2, 2024	By:	/s/ Hezron Timothy Lopez
Name: Hezron Timothy Lopez
Title: Executive Vice President, Chief Legal & Compliance Officer & ESG